CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2016	Sep. 30, 2015	Sep. 30, 2014
Net income	$ 26,411	$ 24,573	$ 23,409
Other comprehensive (loss) - change in cumulative foreign currency translation adjustments	(6,395)	(3,485)	(75)
Comprehensive income	20,016	21,088	23,334
Less: comprehensive (loss) attributable to non-controlling interests	(121)
Comprehensive income attributable to China Distance Education Holdings Limited	$ 20,137	$ 21,088	$ 23,334